EXHIBIT 10.1 - ACQUISTION AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE AUXER GOLD MINES AND CT
INDUSTRIES
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     ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION
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     THIS ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION,
(hereinafter the "Agreement") is made and entered into this 18th day of April, 1995 by and between The Auxer Gold Mines, an Idaho corporation (hereinafter "Auxer"), CT Industries, Inc., a Nevada corporation (hereinafter "CTI"), and the shareholders of CT Industries, Inc. (hereinafter "Shareholders").
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                         RECITALS
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     WHEREAS, Auxer desires to acquire all of the issued and
outstanding shares of CTI capital stock in exchange for 4,000,000 shares of authorized but previously unissued Auxer common stock, par value One Tenth of a Cent ($.001) per share, and pursuant to the terms and conditions set forth herein;
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     WHEREAS, the Shareholders of CTI desire to exchange all
of their shares of CTI capital stock for shares of Auxer common stock in the respective amounts set forth herein; and
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     WHEREAS, the parties hereto desire to reorganize the
management and operations of Auxer, to change the
corporation name to Auxer Industries, Inc., and to change
the principal place of business of the corporation.
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     NOW, THEREFORE, in consideration of the premises and
mutual representations, warranties and covenants herein contained, the parties hereby agree as follows:
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                          ARTICLE I
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          ACQUISITION AND EXCHANGE OF SHARES
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    SECTION 1.1  Acquisition and Plan of Reorganization. The
parties hereby agree that Auxer shall acquire all of the issued and outstanding shares of M capital stock, in exchange for four million (4,000,000) shares of authorized but previously unissued Auxer common stock, par value $.001 per share. It is also agreed to by the parties hereto that by acquiring all of the shares of CTI capital stock, Auxer will acquire all rights, title and interest to certain identified assets and property presently owned by CTI and specifically described and set forth in Exhibit 1.1, annexed hereto and by this reference made a part hereof. Said assets and property may be subject to certain interests, liens and/or encumbrances which are further described in Exhibit
1.1. The parties hereto hereby further agree that (i) at the Closing, as hereinafter defined, CTI shall become a wholly-owned subsidiary of Auxer subject to the conditions and provisions of Section 1.5 hereof; (ii) as promptly as practicable after the effectiveness of the Closing, Auxer's corporate name shall be changed to Auxer Industries, Inc.; and (iii) as promptly as practicable after the Closing, the necessary steps shall be taken in order to reflect the relocation of Auxer's principal place of business to Newark, New Jersey.
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               SECTION 1.2 Issuance of Shares.
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     (a) Upon the Closing of this Agreement, Auxer shall
cause to be issued and delivered to the Shareholders of CTI or their designees, stock certificates representing an aggregate of 4,000,000 shares (the "Auxer Shares") of Auxer common stock.
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     (b) The Auxer Shares to be issued hereunder shall be
authorized but previously unissued shares of Auxer common stock, and shall be issued to those persons and in the respective amounts set forth in Exhibit 1.2 annexed hereto and by this reference made a part hereof.
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     (c) It is hereby acknowledged by the parties hereto
that pursuant to that certain Marketing Agreement entered into by and between Auxer and CTI on March 13, 1995, Auxer issued to CTI 100,000 shares of authorized but previously unissued common stock of Auxer as consideration for the Marketing Agreement. It is agreed upon by the parties hereto that the 100,000 shares are to be considered as part of the 4,000,000 shares of Auxer common stock to be issued hereunder and therefore upon the issuance of the additional 3,900,000 shares of Auxer common stock under the terms of this Agreement, the full consideration of the 4,000,000 shares designated hereunder shall be deemed to have been satisfied.
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     (d) All Auxer Shares to be issued hereunder are deemed
"restricted securities" as defined by Rule 144 of the Securities Act of 1933, as amended (the "1933 Act"), and the recipients shall represent that they are acquiring the Auxer Shares for investment purposes only and without the intent to make a further distribution of the Auxer Shares. All
Auxer Shares to be issued under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the 1933 Act, under Section
4(2) of the 1933 Act and the rules and regulations promulgated thereunder. Certificates representing the Auxer Shares to be issued hereunder shall bear the following legend:
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The shares represented by this certificate have not
been registered under the Securities Act of 1933, as
amended, and may not be offered for sale, sold or
otherwise transferred except in compliance with the registration provisions of such Act or pursuant to an exemption from such registration provisions, the availability of which is to be established to the satisfaction of the Company.
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     SECTION 1.3 Closing. The closing of this Agreement and
the transactions contemplated hereby (the "Closing") shall
take place on the    day of       ,1995 (the "Closing
Date"), at a time and place to be mutually agreed upon by the parties hereto, and shall be subject to the provisions of Article X of this Agreement. At the Closing:

     (a) CTI shall deliver to Auxer all stock certificates representing 100% of the issued and outstanding shares of
CTI capital stock, duly endorsed, so as to make Auxer the sole holder thereof, free and clear of all claims and encumbrances;
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     (b) Auxer shall deliver to those persons listed in
Exhibit 1.2 stock certificates representing an aggregate of 4,000,000 shares of Auxer common stock and which certificates shall bear a standard restrictive legend in the form customarily used with restricted securities and as set forth in Section 1.2(d) above;
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     (c) Auxer shall deliver an Officer's Certificate as
described in Sections 9.1 and 9.2 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by Auxer are true and correct as of, or have been fully performed and complied with by, the Closing Date; and
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     (d) CTI shall deliver an Officer's Certificate as
described in Sections 8.1 and 8.2 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by CTI and Shareholders are true and correct as of, or have been fully performed and complied with by, the Closing Date;
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      SECTION 1.4 Auxer Special Meeting of Shareholders. In
anticipation of this Agreement and prior to the Closing
Date, Auxer shall have taken all necessary and requisite action to call for a Special Meeting of Shareholders to be held on or before April 18, 1995, in order to transact the following business:
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      (a)  To ratify this Agreement and all transactions
contemplated hereby;
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      (b) To amend the Articles of Incorporation to change
the corporate name to Auxer Industries, Inc., or any other name deemed suitable by the shareholders attending the meeting;
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      (c) To accept the resignation of the current directors
of the Company and to nominate and elect a new Board of Directors consisting of the following three nominees: Eugene Chiaramonte, Jr., Howard Tapen and Eugene Chiaramonte III;
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      (d)  To amend the Articles of Incorporation to change
the authorized capitalization of the Company to 50,000,000 shares of common stock, par value $.001 per share; and
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     (e) To amend the Articles of Incorporation to change
the stated corporate purpose to permit the corporation to engage in any lawful act or activity for which a corporation may be organized under the Idaho Business Corporation Act.
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      SECTION 1.5 Consummation of Transaction. If at the
Closing, no condition exists which would permit any of the parties to terminate this Agreement, or a condition then exists and the party entitled to terminate because of that condition elects not to do so, then the transactions herein contemplated shall be consummated upon such date, and then and thereupon, Auxer shall file any additional necessary documents that may be required by the State of Idaho.
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                     ARTICLE II
          REPRESENTATIONS AND WARRANTIES OF AUXER
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     Auxer hereby represents, warrants and agrees that:
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     SECTION 2.1 Organization of Auxer. Auxer is a
corporation duly organized, validly existing and in good standing under the laws of the State of Idaho, is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged. There are no corporations or other entities with respect to which (i) Auxer owns any of the outstanding stock or other interest, or (ii) Auxer may be deemed to be in control because of factors or relationships other that
the quantity of stock or other interest owned. Auxer has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement is the legal, valid and binding obligation of Auxer, enforceable against Auxer in accordance with its respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.
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     SECTION 2.2 Capitalization of Auxer. The authorized
capital stock of Auxer consists of 10,000,000 shares of common stock, par value $.50 per share, of which 1,029,929 shares are presently issued and outstanding. All shares of Auxer common stock currently issued and outstanding have been duly authorized and validly issued and are fully paid and non-assessable, and have been issued in compliance with applicable federal and state laws or pursuant to appropriate exemptions therefrom. There are no options, warrants, rights, calls, commitments or agreements of any character obligating Auxer to issue any shares of its capital stock or any security representing the right to purchase or otherwise receive any such stock. Shares of Auxer common stock to be issued pursuant to this Agreement, when so issued, will be duly authorized, validly issued, fully paid and non-assessable.
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     SECTION 2.3 Charter Documents. Certified copies of the
Auxer Articles of Incorporation and By-Laws, as amended to date, are annexed hereto as Exhibit 2.3 and by this reference made a part hereof.
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     SECTION 2.4 Corporate Documents. The Auxer
shareholders' list and corporate minute books are complete and accurate as of the date hereof and the corporate minute books contain the recorded minutes of all corporate meetings of shareholders and directors.
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     SECTION 2.5 Financial Statements. Auxer's financial
statements for the period ended March 31, 1995 and the
fiscal years ended December 31, 1994 and 1993, a copy of which is annexed hereto as Exhibit 2.5 and by this reference made a part hereof, are true and complete in all material respects, having been prepared in accordance with generally accepted accounting principles applied on a consistent basis for the periods covered by such statements, and fairly present, in accordance with generally accepted accounting principles, the financial condition of Auxer, and results of its operations for the periods covered thereby. Except as otherwise disclosed to CTI in writing and as set forth herein, there has been no material adverse change in the business operations, assets, properties, prospects or condition (financial or otherwise) of Auxer taken as a whole from that reflected in the financial statements referred to in this Section 2.5.
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     SECTION 2.6 Absence of Certain Changes or Events. Since
the date of the Auxer financial report attached hereto as
Exhibit 2.5 and except as disclosed otherwise herein, Auxer has not (i) issued or sold any promissory note, stock, bond, option or other corporate security of which it was an issuer or other obligor, (ii) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, direct of indirect, (iii) incurred or suffered to be incurred any liability or obligation whatsoever, (iv) caused or permitted any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, (v) declared or made any dividend, payment or distribution to stock holders or purchased or redeemed or agreed to purchase or redeem any shares of its capital stock, (vi) reclassified its shares of capital stock, or (vii) entered into any agreement or transaction except in connection with the execution and performance of this Agreement.
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     SECTION 2.7 Assets and Liabilities. Auxer does not have
any material assets as reflected in the financial statements included as Exhibit 2.5. As of the date hereof, Auxer does not have any debts, liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise, whether due or to become due, that are not fully reflected in the Auxer financial statements.
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     SECTION 2.8 Tax Returns and Payments. Auxer has filed
with the appropriate governmental authority tax returns, whether based upon income, sales or franchise, as required by law to be filed on or before the date of this Agreement with the exception of its federal corporate tax returns. Auxer represents that immediately upon the Closing it will prepare and file those required federal tax returns that may be due. Auxer has paid all taxes to be due on said returns, any assessments made against Auxer and all other taxes, fees and similar charges imposed on Auxer by any governmental authority. No tax liens have been filed and no claims are being assessed and no returns are under audit with respect to any such taxes, fees or other similar charges.
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     SECTION 2.9 Contracts. Auxer is not a party to or bound
by any contract or commitment, including guaranty whether written or oral, except as otherwise disclosed in Exhibit 2.9.
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     SECTION 2.10 Required Authorizations. There have been
or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of
this Agreement by Auxer or the consummation by it of the transactions contemplated hereby. Prior to the Closing, the shareholders of Auxer shall have approved this Agreement and the transactions contemplated hereunder and the appropriate corporate filings shall have been made with the State of Idaho.
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     SECTION 2.11 Compliance with Law and Government
Regulations. Auxer is in compliance with and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. Auxer is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.
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     SECTION 2.12 Litigation. There is no litigation,
arbitration, proceeding or investigation pending or threatened to which Auxer is a party or which may result in any material change in the business or condition, financial or otherwise, of Auxer or in any of its properties or assets, or which might result in any liability on the part
of Auxer, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of Auxer, there is no basis for any such litigation, arbitration, proceeding or investigation.
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     SECTION 2.13 Trade Names and Rights. Auxer does not use
any trade mark, service mark, trade name, or copyright in
its business, nor does it own any trade marks, trade mark registrations or application, trade name, service marks, copyrights, copyright registrations or application. No person owns any trade mark, trade mark registration or application, service mark, trade name, copyright, or copyright registration or application, the use of which is necessary or contemplated in connection with the operation of Auxer's business.
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     SECTION 2.14 Governmental Consent. No consent,
approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of Auxer is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated hereby with the exception of the necessary corporate filings with the State of Idaho relating to the amendment of the Articles of Incorporation and the proposed exchange of shares.
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     SECTION 2.15 Authority. Auxer and its shareholders
will, prior to the Closing, approve this Agreement and the transactions contemplated hereby and will duly authorize the execution and delivery hereof. Auxer has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby, and all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by Auxer with the provisions hereof will not (a) conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets
of Auxer under, any of the terms, conditions or provisions
of the Articles of Incorporation or By-Laws of Auxer, or any note, bond, mortgage, indenture, license, lease, agreement or any instrument or obligation to which Auxer is a party or by which it is bound; or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Auxer or any of its properties or assets.
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     SECTION 2.16 Full Disclosure. None of the
representations and warranties made by Auxer herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Auxer, on its behalf pursuant hereto, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.
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                    ARTICLE III
                COVENANTS OF AUXER
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     SECTION 3.1 Conduct Prior to the Closing. Between the
date hereof and the Closing:
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     (a)     Auxer will not enter into any material
agreement, contract or commitment, whether written or oral, or engage in any transaction, without the prior written consent of CTI;
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     (b)     Auxer will not declare any dividends or
distributions with respect to its capital stock or amend its Articles of Incorporation or By-Laws, without the prior written consent of CTI;
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     (c)     Auxer will not authorize, issue, sell, purchase
or redeem any shares of its capital stock or any options or other rights to acquire its capital stock, without the prior written consent of CTI;
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     (d)     Auxer will comply with all requirements which
federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish written information to CTI in connection with any such requirements imposed upon the parties hereto in connection therewith;
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     (e)     Auxer will not incur any indebtedness for money
borrowed, or issue or sell any debt securities, incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount or enter into any other transaction other than in the regular course of business, except to comply with the terms of this Agreement, without the prior written consent of CTI;
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    (f)     Auxer shall grant to CTI and its counsel,
accountants and other representatives, full access during normal business hours during the period prior to the Closing to all its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to CTI and such representatives all information relating to Auxer as CTI may reasonably request, and shall extend to CTI the opportunity to meet with Auxer's accountants and attorneys to discuss the financial condition of Auxer; and
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    (g)     Except for the transactions contemplated by this
Agreement, Auxer will conduct its business in the normal course, and shall not sell, pledge or assign any of its assets without the prior written consent of CTI.
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     SECTION 3.2 Affirmative Covenants. Prior to Closing,
Auxer will do the following.
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     (a)     Use its best efforts to accomplish all actions
necessary to consummate this Agreement, including satisfaction of all the conditions contained in this Agreement;
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     (b)     Promptly notify CTI in writing of any material
adverse change in the financial condition, business, operations or key personnel of Auxer, any threatened material litigation or investigation, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement or in an exhibit annexed hereto and made a part hereof;
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     (c)     Obtain approval of this Agreement from its
shareholders;
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     (d)     Nominate at the Auxer Special Meeting of
Shareholders a new Board of Directors, nominees to be Eugene Chiaramonte, Jr., Howard Tapen and Eugene Chiaramonte III;
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     (e)     Reserve, and promptly after the Closing, issue
and deliver to Shareholders or their designees the number of shares of Auxer common stock required hereunder;
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     (f)     Take the necessary corporate action to amend
its Articles of Incorporation to change its name to Auxer Industries, Inc. or any other name deemed suitable and approved by the shareholders; and
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     (g)  Take all other necessary corporate actions to
accomplish those items set forth in Section 1.4 hereof.
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                        ARTICLE IV
   REPRESENTATIONS AND WARRANTIES OF CTI AND SHAREHOLDERS
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     CTI and Shareholders hereby represent, warrant and
agree that:
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     SECTION 4.1    Organization of CTI. CTI is a
corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified and in good standing in every jurisdiction in which such qualification is necessary. There are no corporations or other entities with respect to which (i) CTI owns any of the outstanding stock or other interest, or (ii) CTI may be deemed to be in control because of factors or relationships other than the percentage of outstanding stock or other interest owned in such entity except as otherwise disclosed in Exhibit 4.1 annexed hereto and by this reference made a part hereof. CTI has all requisite
corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
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     SECTION 4.2     Charter Documents. Complete and correct
copies of the Articles of Incorporation and By-Laws of CTI and all amendments thereto, have been or will be delivered to Auxer prior to the Closing.
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     SECTION 4.3     Financial Statements / Assets and
Liabilities. CTI's financial statements for the period ended December 31, 1994, a copy of which is annexed hereto as
Exhibit 4.3 and by this reference made a part hereof; are true and complete in all material respects, having been prepared in accordance with generally accepted accounting principles applied on a consistent basis for the periods covered by such statements, and fairly present the financial condition of CTI and results of its operations for the periods covered thereby. CTI has good and marketable title to all of its assets and property to be delivered to Auxer hereunder (by way of tendering all of its outstanding shares of common stock to Auxer), free and clear of any and all liens, claims and encumbrances, except as may be otherwise set forth herein and in its financial statements or as otherwise set forth in Exhibit 1.1.

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     SECTION 4.4     Tax Returns and Payments. All of CTI's
tax returns (federal, state, city, county or foreign) which are required by law to be filed on or before the date of this Agreement, have been duly filed or extended with the appropriate governmental authority. CTI has paid all taxes to be due on said returns, any assessments made against CTI and all other taxes, fees and similar charges imposed on CTI by any governmental authority (other than those, the amount or validity of which is being contested in good faith by appropriate proceedings). No tax liens have been filed and no claims are being assessed with respect to any such taxes, fees or other similar charges.
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     SECTION 4.5     Required Authorizations. There have
been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by CTI or the consummation by it of the transactions contemplated hereby.
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     SECTION 4.6     Compliance with Law and Government
Regulations. CTI is in compliance with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standards affecting its properties and operations, imposed by the United States of America or any state to which CTI is subject.
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     SECTION 4.7     Litigation. There is no material
litigation, arbitration, proceeding or investigation pending or threatened to which it is a party or which may result in any material change in the business or condition, financial or otherwise, of CTI or in any of its properties or assets, or which if determined against CTI would have a material adverse effect against CTI, or which might result in any liability on the part of CTI, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of CTI, there is no basis for any such litigation, arbitration, proceeding or investigation.
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      SECTION 4.8     Patents, Trade Names and Rights
Exhibit 4.8 annexed hereto and by this reference made a part hereof, contains a complete list of all patents, trademarks, service marks, trademark and service mark registrations, applications and licenses with respect to the foregoing owned or held by M. CTI has no knowledge of any facts and nothing has come to its attention that would lead it to believe that it has infringed or misappropriated or is infringing upon any trademark, copyright, patent or other similar right of any person. No claim relating thereto is pending or to the knowledge of CTI is threatened.
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      SECTION 4.9     Governmental Consent. No consent,
approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of CTI is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated hereby.
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     SECTION 4.10     Authority . CTI and its Shareholders
representing no less than one hundred percent (100%) of the issued and outstanding shares of CTI capital stock of record, have approved this Agreement and duly authorized the execution and delivery hereof. CTI has full power, authority and legal right to enter into this Agreement on behalf of CTI and its Shareholders and to consummate the transactions contemplated hereby, and all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by CTI with the provisions hereof will not (a) conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of CTI under, any of the terms, conditions or provisions of the Articles of Incorporation or By-Laws of CTI, or any note, bond, mortgage, indenture, license, agreement or any instrument or obligation to which CTI is party or by which it is bound; or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to CTI or any of its properties or assets.
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      SECTION 4.11     Ownership of Shares. Shareholders
representing 100% of the CTI capital stock currently issued and outstanding and which stock is to be transferred to Auxer under this Agreement, have full power and authority to transfer such shares of CTI capital stock to Auxer hereunder, and such shares are free and clear of any liens, charges, mortgages, pledges or encumbrances and such shares are not subject to any claims as to the ownership thereof or any rights, powers or interest therein, by any third party.
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      SECTION 4.12     Investment Purpose . CTI and
Shareholders represent that the recipients of the Auxer Shares hereunder are acquiring the shares for investment purposes only and acknowledges that the Auger Shares issued hereunder are "restricted securities" and may not be sold, traded or otherwise transferred without registration under the 1933 Act or exemption therefrom.
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      SECTION 4.13     Full Disclosure. None of the
representations and warranties made by CTI and Shareholders herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Auxer, on its behalf contains or will contain any untrue statement of material fact, or omit any material fact, the omission of which would be misleading.
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                        ARTICLE V
                    COVENANTS OF CTI
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      SECTION 5.1    Conduct Prior to the Closing. Between
the date hereof and the Closing:
<P>
      (a) Except within the regular course of business, CTI will not enter into any material agreement, contract or commitment, whether written or oral, or engage in any transaction, without the consent of Auxer;
<P>
      (b)    CTI will not declare any dividends or
distributions with respect to its capital stock or amend its Articles of Incorporation or By-Laws, without the prior consent of Auxer;
<P>
      (c) Except within the regular course of business, CTI will not incur any indebtedness for money borrowed or issue any debt securities, or incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, without the consent of Auxer;
<P>
     (d) CTI will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish information to Auxer in connection with any such requirements imposed upon the parties hereto in connection therewith; and
<P>
     (e) CTI shall grant to Auxer and its counsel, accountants and other representatives, full access during normal business hours during the period prior to the Closing to all its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to Auxer and such representatives all information relating to CTI as Auxer may reasonably request, and shall extend to Auxer the opportunity to meet with CTI's accountants and attorneys to discuss the financial condition of CTI.
<P>
      SECTION 5.2 Affirmative Covenants. Prior to Closing, CTI will do the following.
<P>
      (a) Obtain the approval of its Board of Directors and Shareholders to proceed with this Agreement;
<P>
      (b) Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all the conditions contained in this Agreement; and
<P>
      (c) Promptly notify Auxer in writing of any materially adverse change in the financial condition, business, operations or key personnel of CTI, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement.
<P>
                     ARTICLE VI
               ADDITIONAL AGREEMENTS
<P>
     SECTION 6.1     Expenses. Whether or not the
transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense or as otherwise agreed to herein.
<P>
     SECTION 6.2 Brokers and Finders. Each of the parties hereto represents, as to itself, that no agent, broker, investment banker or firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.
<P>
     SECTION 6.3 Necessary Actions. Subject to the terms and conditions herein provided, each of the parties hereto agree to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of Auxer or CTI, as the case may be, shall take all such necessary action.
<P>
     SECTION 6.4     Indemnification.
<P>
     (a) CTI and Shareholders agree to defend and hold Auger harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that Auxer shall incur or suffer, which arise out of, result from or relate to any material breach of, or failure by CTI and/or Shareholders to perform any of its representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by CTI and Shareholders under this Agreement.
<P>
     (b) Auxer agrees to defend and hold CTI and Shareholders harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that CTI and/or Shareholders shall incur or suffer, which arise out of, result from or relate to any material breach of, or failure by Auxer to perform any of its representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by Auxer under this Agreement.
<P>
     SECTION 6.5 Confidentiality. All parties hereto agree to keep confidential this Agreement and all information and documents relating to this Agreement until such time as the Agreement and the transactions contemplated hereunder are made public by means of an appropriate press release or by any other means reasonably assured to make such information publicly available.
<P>
                      ARTICLE VII
          CONDITIONS TO OBLIGATIONS OF TIE PARTIES
<P>
     The obligations of the parties under this Agreement are subject to the fulfillment and satisfaction of each of the following conditions:
<P>
     SECTION 7.1 Legal Action. No preliminary or permanent injunction or other order by any federal or state court which prevents the consummation of this Agreement or any of the transactions contemplated by this Agreement shall have been issued and remain in effect.
<P>
     SECTION 7.2 Absence of Termination. The obligations to consummate the transactions contemplated hereby shall not have been canceled pursuant to Article X hereof.
<P>
     SECTION 7.3 Required Approvals. Auger and CTI shall have received all such approvals, consents, authorizations or modifications as may be required to permit the performance by Auxer and C77 of the respective obligations under this Agreement, and the consummation of the transactions herein contemplated, whether from governmental authorities or other persons, and Auxer and CTI shall each have received any and all permits and approvals from any regulatory authority having jurisdiction required for the lawful consummation of this Agreement.
<P>
     SECTION 7.4 Blue Sky Compliance. There shall have been obtained any and all permits, approvals and consents of the Securities or "Blue Sky" Commissions of any jurisdictions, and of any other governmental body or agency, which counsel for Auxer may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement may be in compliance with all applicable laws.
<P>
                       ARTICLE VIII
          CONDITIONS PRECEDENT TO OBLIGATIONS OF AUXER
<P>
     All obligations of Auxer under this Agreement are subject to the fulfillment and satisfaction by CTI and Shareholders prior to or at the time of the Closing, of each of the following conditions, any one or more of which may be waived by Auxer.
<P>
     SECTION 8.1 Representations and Warranties True at the Closing. All representations and warranties of CTI and Shareholders contained in this Agreement will be true and correct at and as of the time of the Closing, and CTI and Shareholders shall have delivered to Auxer certificates, dated the date of the Closing, to such effect and in the form and substance satisfactory to Auxer, and signed, in the case of CTI, by its president and secretary.
<P>
     SECTION 8.2 Performance. The obligations of CTI and Shareholders to be performed on or before the Closing pursuant to the terms of this Agreement shall have been duly performed at such time, and CTI and Shareholders shall have delivered to Auxer a certificate, dated the date of the Closing, to such effect and in form and substance satisfactory to Auxer.
<P>
     SECTION 8.3 Authority. All action required to be taken by, or on the part of CTI and its Shareholders to authorize the execution, delivery and performance of this Agreement by CTI and Shareholders and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.
<P>
     SECTION 8.4 Absence of Certain Changes or Events. There shall not have occurred, since the date hereof' any adverse change in the business, condition, (financial or otherwise), assets or liabilities of CTI or any event or condition of any character adversely affecting CTI, and it shall have delivered to Auxer, certificates, dated the date of the Closing, to such effect and in form and substance satisfactory to Auxer and signed, in the case of CTI, by its president and secretary.
<P>
     SECTION 8.5 Acceptance by CTI Shareholders. The holders of record as of the Closing of an aggregate of not less than one hundred percent (100%) of the issued and outstanding shares of capital stock of CTI have agreed to exchange their shares for the Auxer Shares specified herein.
<P>
                       ARTICLE IX
       CONDITIONS PRECEDENT TO OBLIGATIONS OF CTI
<P>
     All obligations of CTI and Shareholders under this Agreement are subject to the fulfillment and satisfaction by Auxer, prior to or at the time of Closing, of each of the following conditions, any one or more of which may be waived by CTI and Shareholders.
<P>
     SECTION 9.1 Representations and Warranties True at the Closing. All representations and warranties of Auxer contained in this Agreement will be true and correct at and as of the time of the Closing, and Auxer shall have delivered to CTI a certificate, dated the date of the Closing, to such effect and in the form and substance satisfactory to CTI and Shareholders, and signed, in the case of Auxer, by its president and secretary.
<P>
     SECTION 9.2 Performance. Each of the obligations of Auxer to be performed on or before the Closing pursuant to the terms of this Agreement shall have been duly performed at the time of the Closing, and Auxer shall have delivered to CTI a certificate, dated the date of the Closing, to such effect and in form and substance satisfactory to CTI and Shareholders, and signed, in the case of Auxer, by its president and secretary.
<P>
      SECTION 9.3 Authority. All action required to be taken by, or on the part of Auxer, to authorize the execution, delivery and performance of this Agreement by Auxer, and the consummation of the transactions contemplated hereby shall be duly and validly taken.
<P>
      SECTION 9.4 Absence of Certain Chances or Events. There shall not have occurred, since the date hereof, any adverse change in the business, condition, (financial or otherwise), assets or liabilities of Auxer or any event or condition of any character adversely affecting Auxer and it shall have delivered to CTI, certificates, dated the date of the Closing, to such effect and in form and substance satisfactory to CTI and Shareholders and signed, in the case of Auxer, by its president and secretary.
<P>
     SECTION 9.5 Action by Auxer Shareholders. Prior to the Closing of this Agreement, the shareholders of Auxer shall have approved this Agreement and the transactions contemplated hereunder, approved the amendments to the Auxer Articles of Incorporation as set forth in Section 1.4 above, and shall have elected new directors as specified in Section 1.4(d) above. The current directors and officers of Auxer shall have submitted their resignations as directors and officers of Auxer effective on the Closing of this Agreement.
<P>
                        ARTICLE X
                       TERMINATION
<P>
     SECTION 10.1 Termination. Notwithstanding anything herein or elsewhere to the contrary, this Agreement may be terminated:
<P>
     (a)    By mutual agreement of all the parties hereto at
any time;
<P>
     (b)    By the board of directors of Auxer at any time
prior to the Closing if
<P>
           (i) a condition to performance by Auxer under this Agreement or a covenant of CTI and/or Shareholders contained herein shall not be fulfilled on or before the time of the Closing or at such other time and date specified for the fulfillment for such covenant or condition; or
<P>
           (ii)   a material default or breach of this
Agreement shall be made by CTI; or
<P>
           (iii) if the Closing shall not have taken place on or prior to May 31, 1995.
<P>
     (c)    By the board of directors of CTI at any time
prior to the Closing if
<P>
           (i) a condition to CTI's and Shareholders'
performance under this Agreement or a covenant of Auxer contained in this Agreement shall not be fulfilled on or before the Closing or at such other time and date specified for the fulfillment of such covenant or conditions;
<P>
           (ii)  a material default or breach of this
Agreement shall be made by Auger; or
<P>
           (iii) if the Closing shall not have taken place on or prior to May 31, 1995.
<P>
     SECTION 10.2 Effect of Termination. If this Agreement is terminated, this Agreement, except as to
Section 11.1 and Section 11.2, shall no longer be of any force or effect and there shall be no liability on the part of any party or its respective directors, officers or stockholders; provided however, that in the case of a Termination without cause by a party or a termination pursuant to Sections 10.1(b)(i) or 10.1(c)(i) hereof because of a prior material default under or a material breach of this Agreement by another party, the damages which the aggrieved party or parties may recover from the defaulting party or parties shall in no event exceed the amount of out-of-pocket costs and expenses incurred by such aggravated party or parties in connection with this Agreement, and no party to this Agreement shall be entitled to any injunctive relief.
<P>
                        ARTICLE XI
                      MISCELLANEOUS
<P>
     SECTION 11.1 Cost and Expenses. All costs and expenses incurred in connection with this Agreement will be paid by the party incurring such expenses. In the event of any termination of this Agreement pursuant to Section 10.1, subject to the provisions of Section 10.2, Auxer and CTI will each bear their own respective expenses.
<P>
     SECTION 11.2 Extension of Time: Waivers. At any time prior to the Closing date:
<P>
     (a)    Auxer may (i) extend the time for the
performance of any of the obligations or other acts of CTI and/or Shareholders, (ii) waive any inaccuracies in the representations and warranties of CTI and Shareholders contained herein or in any document delivered pursuant hereto by CTI and Shareholders, and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by CTI and Shareholders. Any agreement on the part of Auxer to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of Auxer;
<P>
      (b) CTI may (i) extend the time for the performance of any of the obligations or other acts of Auxer, (ii) waive any inaccuracies in the representations and warranties of Auxer contained herein or in any document delivered pursuant hereto by Auxer and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by Auxer. Any agreement on the part of CTI and to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of CTI.
<P>
       SECTION 11.3 Notices. Any notice to any party hereto pursuant to this Agreement shall be in writing and given by Certified or Registered Mail or by facsimile, addressed as follows:
<P>
     The Auger Gold Mines
     c/o Leonard E. Neilson
     Attorney at Law
     1121 East 3900 South, Suite 200
     Salt Lake City, Utah 84124
<P>
     CT Industries, Inc.
     P.O. Box 22895
     Newark, New Jersey 07101-9998
<P>
     Additional notices are to be given as to each party, at such other address as should be designated in writing complying as to delivery with the terms of this Section
11.3. All such notices shall be effective when sent,
addressed as aforesaid.
<P>
     SECTION 11.4 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.
<P>
     SECTION 11.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and together shall constitute one document. The delivery by facsimile of an executed counterpart of this Agreement shall be deemed to be an original and shall have the full force and effect of an original executed copy.
<P>
     SECTION 11.6 Severability. The parties hereto agree and affirm that none of the provisions herein is dependent upon the validity of any other provision, and if any part of this Agreement is deemed to be unenforceable, the remainder of the Agreement shall remain in full force and effect.
<P>
     SECTION 11.7 Headings. The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement.
<P>
     SECTION 11.8 Governing Law. This Agreement shall be governed by the laws of the State of Utah.
<P>
     SECTION 11.9 Survival of Representations and Warranties. All terms, conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, shall survive the Closing and the delivery of the Auxer Shares issued hereunder at the Closing, for a period of one year from the Closing regardless of any investigation made by or on behalf of any of the parties hereto.
<P>
     SECTION 11.10 Assignability. This Agreement shall not be assignable by any of the parties hereto without the prior written consent of the other parties.
<P>
     SECTION 11.11 Amendment.     This Agreement may be
amended with the approval of Shareholders and the boards of directors of Auxer and C77 at any time before or after approval thereof by stockholders of Auxer, if required, and CTI; but after such approval by the Auxer shareholders, no amendment shall be made which substantially and adversely changes the terms hereof. This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties 'hereto.
<P>
    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.
<P>
     "Auxer"
     THE AUXER GOLD MINES          Attest:
<P>
     By:
     Its: President                Secretary
<P>
     "CTI"
     CT INDUSTRIES, INC.
<P>
     By: (s) Eugene Chiaramonte    (s) Howard Tapen
         -----------------------   -----------------
             President                 Secretary
<P>
     "Shareholders"
<P>
     (s) Eugene Chiaramonte
     ------------------------
         EUGENE CHIARAMONTE, JR.
<P>
     (s) Howard Tapen
     -----------------
         HOWARD TAPEN